Other current assets	12 Months Ended
Dec. 31, 2024
Other current assets
Other current assets

7. Other current assets

	December 31,	December 31,
	2024	2023
Other financial assets	6,496	848
Trade and other receivables	15,513	110,361
Contract asset (Indivior PLC)	—	40,907
Prepayments	169,649	217,008
Other current assets	7,967	—
Total other current assets	199,625	369,124

Other current assets decreased by CHF 0.2 million as of December 31, 2024 compared to December 31, 2023 mainly due to a decrease of CHF 0.1 million in the trade and other receivables whose evolution is driven by the termination of the research agreement with Indivior on June 30,2024. The Group applies the IFRS 9 simplified approach to measuring expected credit losses (“ECL”), which uses a lifetime expected loss allowance for all contract assets, trade receivables and other receivables. The Group has considered that the contract asset, trade receivables and other receivables have a low risk of default based on historic loss rates and forward-looking information on macroeconomic factors affecting the ability of the third parties to settle invoices. As a result, expected loss allowance has been deemed as nil as of December 31, 2024 and December 31, 2023.